                        Securities and Exchange Commission
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 12, 1998
                                                 ---------------------



                           COLOR SPOT NURSERIES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


      Delaware                      000-23483                 68-0363266
-------------------------        ----------------         -------------------
(State or other juris-           (Commission file            (IRS Employer
diction of incorporation)            number)              Identification No.)



       3478 Buskirk Avenue
      Pleasant Hill, California                                  94523
--------------------------------------                       --------------
       (Address of principal                                    (Zip Code)
        executive offices)


                                  (510) 934-4443
--------------------------------------------------------------------------------
               (Registrant's telephone number, including area code)



                                    Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.

     On August 12, 1998, Raju Boligala was appointed Chief Operating Officer and President of the Registrant. Mr. Boligala was most recently senior operating officer at Hines Horticulture Inc.

     On August 12, 1998, the Registrant's bank syndicate, led by Credit Agricole Indosuez, waived all financial covenants, information covenants and clean-down requirements through the reporting date of October 31, 1998.


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COLOR SPOT NURSERIES, INC.
                                             (Registrant)


                                             /s/ Karla Vukelich
                                             -----------------------------------
Date:   August 12, 1998                      Karla Vukelich
                                             Secretary


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